UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 6, 2022

OIL-DRI CORPORATION OF AMERICA
(Exact name of the registrant as specified in its charter)

Delaware 001-12622 36-2048898

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

410 North Michigan Avenue, Suite 400 60611-4213
Chicago, Illinois (Zip Code)
     (Address of principal executive offices)

            Registrant's telephone number, including area code (312) 321-1515

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ODC	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.
On August 30, 2022, Oil-Dri Corporation of America (the “Company”) entered into (i) the Sixth Amendment to Credit Agreement (the “Sixth Amendment”), which amends that certain Credit Agreement, dated as of January 27, 2006 (as previously amended, the “Credit Agreement”), among BMO Harris Bank N.A (“BMO”), the Company and certain domestic subsidiaries of the Company; and (ii) Amendment No. 3 (the “Third Amendment”) to the Amended and Restated Note Purchase and Private Shelf Agreement, dated as of May 15, 2020 (as previously amended, the “Note Agreement”), with PGIM, Inc. (“Prudential”) and certain existing noteholders affiliated with Prudential named therein.

The Sixth Amendment amends the Credit Agreement to, among other things:

•replace the LIBOR-based reference rate with an adjusted term Secured Overnight Financing Rate (SOFR);

•revise the method for calculating consolidated EBITDA and consolidated debt for purposes of the Credit Agreement;

•modify certain restrictive covenants, including increasing the unsecured indebtedness basket from $50 million to $75 million; and

•revise the existing financial covenants by replacing the consolidated debt covenant with a covenant to maintain a maximum debt to earnings ratio, lowering the minimum fixed charge coverage ratio level and revising the method for calculating the fixed charge coverage ratio.

The Third Amendment amends the Note Agreement to, among other things, modify the existing fixed charge coverage financial covenant and replace the existing consolidated debt financial covenant with a maximum debt to earnings ratio and effect certain changes consistent with the Sixth Amendment, including modifying the method for calculating consolidated EBITDA and the excess leverage fee.

The foregoing descriptions of the Sixth Amendment and the Third Amendment do not purport to be complete and are subject to, and qualified by, the full texts of the Sixth Amendment and the Third Amendment, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description of Exhibits

10.1	Sixth Amendment to Credit Agreement dated as of August 30, 2022, between the Company and BMO.
10.2	Amendment No. 3 to Amended and Restated Note Purchase and Private Shelf Agreement, dated August 30, 2022, among Oil-Dri Corporation of America, PGIM, Inc. and existing noteholders named therein.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Laura G. Scheland
Laura G. Scheland
Vice President, General Counsel and Secretary

Date:  September 6, 2022